                                                                   EXHIBIT 13(e)

                                POWER OF ATTORNEY

Know all men by these presents:

That I, C. Edward Chaplin of Newark, New Jersey, Senior Vice President and Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, AND C. CHRISTOPHER SPRAGUE or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

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         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account
         and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of November , 2004.

                                                  /s/ C. Edward Chaplin
                                                  ---------------------

State of New Jersey                )
                                   ) SS
County of Essex                    )

On this 5th day of November , 2004, before me personally appeared C. Edward Chaplin known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:

       JILL L. JOHNSON MCKINNEY
       A Notary Public of New Jersey
My Commission Expires June 12, 2008

                                            /s/  Jill L. Johnson McKinney
                                            ------------------------------------
                                            Notary Public

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                                POWER OF ATTORNEY

Know all men by these presents:

That I, John Chieffo of Newark , New Jersey, Vice President and Chief Accounting Officer of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, AND C. CHRISTOPHER SPRAGUE or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

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         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account
         and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November , 2004.

                                               /s/ John Chieffo
                                               ----------------

State of New Jersey                 )
                                    ) SS
County of Essex                     )

On this 2nd day of November , 2004, before me personally appeared John Chieffo known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:        MARIA M. GONZALEZ-DIAZ
                           NOTARY PUBLIC OF NEW JERSEY
                                  I.D. #2167622
                                EXPIRES 4/26/2006

                                              /s/ Maria Gonzalez-Diaz
                                              -----------------------
                                              Notary Public

                                POWER OF ATTORNEY

Know all men by these presents:

That I, Bernard J. Jacob of Newark , New Jersey, Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, AND C. CHRISTOPHER SPRAGUE or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account.

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IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of November , 2004.

                                             /s/ Bernard J. Jacob
                                             -----------------------------------

State of New Jersey            )
                               ) SS
County of Essex                )

On this 8th day of November , 2004, before me personally appeared Bernard J. Jacob known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires:

                                               /s/ Lori L. Sgro
                                               ---------------------------------
                                               Notary Public

                                                        LORI L. SGRO
                                               NOTARY PUBLIC OF NEW JERSEY
                                               My Commission Exp. May 16, 2008